                                                                    EXHIBIT 10.8

                       ASSET PURCHASE AND SALE AGREEMENT

     THIS ASSET PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into this 1st day of September 1998, by and between CALDERA SYSTEMS, INC., a Utah corporation ("Purchaser") and CALDERA, INC., a Utah corporation ("Seller").

                                    RECITALS

     A. Seller is in the business of developing, marketing, licensing, selling and distributing Linux computer software and other software, products and services relating to Linux (the "Business"). Seller desires to sell to Purchaser all of Seller's assets used in or relating to the Business.

     B. All of the assets Seller uses in or which relate to the Business consist of the following, which shall hereinafter collectively be designated the "Assets":

          (i) Accounts Receivable. all accounts receivable of Seller as of September 1, 1998, identified in and that will be the subject of the Bill of Sale set forth in Exhibit "A" attached hereto,

          (ii) Inventory. the items of inventory identified in and that will be the subject of the Bill of Sale set forth in Exhibit "A" attached hereto,

          (iii) Tangible Personal Property. the items of tangible personal property in and that will be the subject of the Bill of Sale set forth in Exhibit "A" attached hereto,

          (iv) Customer Lists, Etc. all of Seller's customer lists and addresses of Seller's past, present and potential customers which will be the subject of the Bill of Sale set forth in Exhibit "A" attached hereto,

          (v) Contracts. certain rights, services and contractual obligations under the contracts which were used by the Business and which Seller has entered into identified in and that will be the subject of the Contracts Assignment and Assumption Agreement set forth in Exhibit "B" attached hereto.

          (vi) Trademarks. all right, title and interest of Seller in and to the trademarks, service marks, trade names, logos, and product names and the goodwill of the business associated therewith (the "Trademarks") as identified in and that will be subject of the Trademarks Assignment Agreement set forth in Exhibit "C" attached hereto,

          (vii) Copyrights. all right, title and interest of Seller in and to the copyrights, copyright applications, and copyright registrations (the "Copyrights") identified in and what will be subject of the Copyright Assignment Agreement set forth in exhibit "D" attached hereto,

          (viii) Patents. all right, title and interest of Seller in and to the patents and patent applications (the "Patents") identified in and that will be subject of the Patent Assignment Agreement set forth in Exhibit "E" attached hereto,

          (ix) Intellectual Property. any other intellectual property used in or relating to the Business (other than the Trademarks, Copyrights and Patents) of Seller including, without limitation, all trade secrets, proprietary technology, and confidential information, (the "Intellectual Property") identified in and that will be subject of the Intellectual Property Assignment Agreement set forth in Exhibit "F" attached hereto, and

          (x) Numbers, Permits and Licenses. Seller's telephone and fax numbers, permits and business licenses as identified in Exhibit "G" attached hereto.

     C. Purchaser desires to purchase the Assets from Seller and Seller desires to sell the Assets to Purchaser, all as provided in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                         SECTION 1 -- TERMS OF PURCHASE

     1.1 Purchase of Assets. In reliance on the representations and warranties contained herein and in consideration of the purchase price as set forth in section 1.3 hereof and subject to all other terms and conditions hereof, at the Closing (as defined in section 2.1), and effective as of the Effective Date (as defined in Section 2.1), Purchaser shall purchase and accept, and Seller shall sell, assign, transfer, convey and deliver to Purchaser, all of Seller's rights, titles and interests in and to all the Assets (defined in Recital Paragraph B, above).

     1.2  No Assumption of Obligations, Liabilities and Indebtedness.

          (a) Except for those obligations assumed pursuant to the Contracts Assignment and Assumption Agreement (see Exhibit "B" attached hereto), Purchaser shall not assume or in any way become liable for any obligations or liabilities of or relating to the Assets or Seller.

          (b) Except as expressly set forth in Section 1.2(a) hereof, Purchaser does not by this Agreement, or otherwise, assume, become liable for or agree to pay any obligation, liability or indebtedness of Seller which may now exist or which may arise in the future, whether associated with the Assets, the Business, Seller or otherwise.

          (c) Any obligations, liabilities or indebtedness of Seller including, but not limited to, contingent liabilities, such as, but not limited to, liabilities relating to patent, trademark, copyright or other business infringement, environmental or hazardous waste liability, tort liability, employment discrimination, errors and omissions liability, employee payroll and employee benefits liability, liability under employment agreements or pertaining to covenants not to compete, obligations arising out of or relating to pension plans and other retirement plans, and federal, state or local taxes, shall remain the sole and separate responsibility of Seller, and Seller hereby agrees to indemnify, defend and hold Purchaser harmless from and against any and all such obligations, liabilities or indebtedness.

          (d) Seller shall not assume or in any way become liable for any obligations or liabilities of Purchaser relating to the Assets, the Business or Purchaser that arise from the business and operations of Purchaser and that occur in whole from and after the Closing.

     1.3 Purchase Price and Allocation of Purchase Price. Subject to upward adjustment as provided in this Section 1.3, the purchase price for the Assets (the "Purchase Price") shall be Fifteen Million and no/100 Dollars ($15,000,000.00) and the Purchase Price shall be allocated to the Assets as set forth on Exhibit "H" attached hereto. It is anticipated that the Purchaser will obtain an appraisal or valuation of the Assets, as of the date hereof, for tax, accounting or other purposes. In the event such an appraisal or valuation is obtained and the fair market value of the Assets, as of the date hereof, is greater than the Purchase Price, then the Purchase Price shall be increased to the fair market value of the Assets; provided, however, any such appraisal or valuation must be obtained before December 31, 1998, and any increase in the Purchase Price shall not be due and payable until the later of (i) December 31, 1998 or (ii) sixty days after the receipt by Purchaser of said appraisal or valuation.

        1.4 Payment of Purchase Price. The Purchase Price shall be paid by Purchaser by:

                (a) delivering to the Seller a promissory note substantially in the form of Exhibit "I" attached hereto, made by the Purchaser to the order of the Seller in the original principal amount of $14,963,826 ($15,000,000 less $36,174 of liabilities assumed as set forth in Section 1.4(b)) (the "Promissory Note"), together with a Security Agreement substantially in the form of Exhibit "J" attached hereto; and

                (b) assuming liabilities in the amount of $36,174 as identified in the Contracts Assignment and Assumption Agreement attached hereto as Exhibit "B".

        1.5 Taxes. The Purchase Price shall be exclusive of any sales or similar taxes that may be imposed. Seller shall be solely responsible for any sales or similar taxes that may be imposed on the purchase and sale of the Assets contemplated by this Agreement.

        1.6 Documentation of Sale of Accounts Receivable, Inventory and Tangible Personal Property. At the Closing Seller shall execute and deliver to Purchaser the Bill of Sale attached hereto as Exhibit "A" (the "Bill of Sale") to evidence and effect the transfer of the accounts receivable, inventory and other tangible personal property identified in Exhibit "A".

        1.7 Documentation of Assignment and Assumption of Contracts. At the Closing Seller and Purchaser shall execute and deliver to the other the Contracts Assignment and Assumption Agreement attached hereto as Exhibit "B" to evidence and effect the assignment and assumption of said contracts.

        1.8 Documentation of Assignment of Trademarks. At the Closing Seller and Purchaser shall execute and deliver to the other the Trademarks Assignment Agreement attached hereto as Exhibit "C" to evidence and effect the assignment of the Trademarks.

        1.9 Documentation of Assignment of Copyrights. At the Closing Seller and Purchaser shall execute and deliver to the other the Copyright Assignment Agreement attached hereto as Exhibit "D" to evidence and effect the assignment of the Copyrights.

        1.10 Documentation of Assignment of Patents. At the Closing Seller and Purchaser shall execute and deliver to the other the Patent Assignment Agreement attached hereto as Exhibit "E" to evidence and effect the assignment of the Patents.

          1.11 Documentation of Assignment of Intellectual Property. At the Closing Seller and Purchaser shall execute and deliver to the other the Intellectual Property Assignment Agreement attached hereto as Exhibit "F" to evidence and effect the assignment of the Intellectual Property. Seller agrees to execute any and all such further or other documents that Purchaser prepares which are reasonably necessary to further evidence or effect the purpose and intention of this Agreement.

          1.12 Documentation of Assignment of Numbers, Permits and Licenses. At the Closing Seller shall assign and transfer to Purchaser the telephone and fax numbers, permits and business licenses as identified in Exhibit "G" attached hereto.

          1.13 Bulk Transfer Compliance. Purchaser hereby waives compliance by Seller with the provisions of the Utah or other applicable "bulk transfer" statutes. Seller hereby indemnifies and agrees to defend and hold Purchaser harmless from and against any liability or obligation to creditors of Seller or to others that may result from failure to comply with the Utah or other applicable "bulk transfer" laws in connection with the purchase and sale of the Assets.

                            SECTION 2 - THE CLOSING

          2.1 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall be held at the office of Seller in Orem, Utah, at 11:00 a.m. local time, on September 1, 1998, or at such other time or place as the parties may hereafter agree in writing. That date, or if the Closing is advanced or postponed under this Section 2.1, then notwithstanding the date to which it is advanced or postponed, the effective date of the Closing shall be 12:01 a.m. on September 1, 1998, and is in this Agreement designated the "Effective Date."

          2.2 Events at the Closing. The following events shall occur at the Closing, each of which shall be a condition precedent to each of the others and all of which shall be deemed to have occurred concurrently:


                             Seller's Deliverables

               (a) Seller shall deliver possession of its business premises to purchaser and in connection therewith, shall provide Purchaser with keys to the Leasehold Premises, all as shall be allowed and agreed by Seller's Landlord;

               (b) Seller shall execute and deliver to Purchaser the Bill of Sale (see Exhibit "A" attached hereto);

               (c) Seller shall execute and deliver to Purchaser the Contracts Assignment and Assumption Agreement (see Exhibit "B" attached hereto);

                (d) Seller shall execute and deliver to Purchaser the Trademarks Assignment Agreement (see Exhibit "C" attached hereto);

                (e) Seller shall execute and deliver to Purchaser the Copyrights Assignment Agreement (see Exhibit "D" attached hereto);

                (f) Seller shall execute and deliver to Purchaser the Patent Assignment Agreement (see Exhibit "E" attached hereto);

                (g) Seller shall execute and deliver to Purchaser the Intellectual Property Assignment Agreement (see Exhibit "F" attached hereto);

                (h) Seller shall execute and deliver to Purchaser an assignment and transfer of the telephone and fax numbers, permits and business licenses as identified in Exhibit "G" attached hereto;

                (i) Seller shall execute and deliver to Purchaser such other documents as may be reasonably required by Purchaser to evidence Seller's compliance with any covenant and condition herein set forth or to complete the transactions herein contemplated;

                            PURCHASER'S DELIVERABLES

                (j) Purchaser shall execute and deliver to Seller the Promissory Note (see Exhibit "I" attached hereto);

                (k) Purchaser shall execute and deliver to Seller the Security Agreement (see Exhibit "J" attached hereto);

                (l) Purchaser shall execute and deliver to Seller a copy of the Contracts Assignment and Assumption Agreement (see Exhibit "B" attached hereto);

                (m) Purchaser shall execute and deliver to Seller a copy of the Trademarks Assignment Agreement (see Exhibit "C" attached hereto);

                (n) Purchaser shall execute and deliver to Seller a copy of the Copyrights Assignment Agreement (see Exhibit "D" attached hereto);

                (o) Purchaser shall execute and deliver to Seller the Patent Assignment Agreement (see Exhibit "E" attached hereto);

                (p) Purchaser shall execute and deliver to Seller the Intellectual Property Assignment Agreement (see Exhibit "F" attached hereto);

          (q) Purchaser shall execute and deliver to Seller an acceptance of the assignment and transfer of the telephone and fax numbers, permits and business licenses as identified in Exhibit "G" attached hereto;

          (r) Purchaser shall execute and deliver to Seller such other documents as may be reasonably required by Seller to evidence Purchaser's compliance with any covenant and condition herein set forth or to complete the transactions herein contemplated.

                   SECTION 3 - REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of Seller. Except as set forth in the Schedule of Seller's Exceptions in Exhibit "K" attached hereto, Seller represents and warrants to Purchaser as follows:

          (a) Sale of All Assets. By this Agreement and the instruments contemplated hereby, Seller is transferring to Purchaser all of the assets of Seller that are used in the Business.

          (b) Title to Assets; Liens. Seller has good and marketable title to the Assets and none of the Assets are subject to any mortgage, pledge, lien, security interest, lease, charge, claim or encumbrance. Neither the Seller nor any of Seller's affiliates use any asset, other than the Assets, in the Business.

          (c) Litigation. There is no material suit, action, litigation or other proceeding or governmental or administrative investigation or inquiry pending or threatened against Seller, the Business, and/or the Assets, which, if decided adversely to the interests of Seller, would prevent or prohibit Seller from transferring the Assets, free and clear from any security interests, liens, charges, claims or other encumbrances of any nature whatsoever or from otherwise complying in full with the provisions of this Agreement.

          (d) Authorization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. Seller has all the requisite corporate and legal power and authority to own, lease and operate the Assets as currently owned, leased and operated. Seller is duly licensed, authorized and qualified to transact business and is in good standing in Utah.

          (e) Execution and Enforceability. This Agreement, the Bill of Sale, the Contracts Assignment and Assumption Agreement, Trademarks Assignment Agreement, Copyrights Assignment Agreement, Patent Assignment Agreement, the Intellectual Property Assignment Agreement (see Exhibits "A" through "F", respectively) and any other document required to be executed by Seller at the Closing, will, when duly executed and delivered by Seller, constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

          (f) Seller's Records. In contemplation of this Agreement, Purchaser has had access to Seller's files, documents and business records. Seller agrees to keep and make available to Seller and its representatives during business hours with reasonable notice, all of its files, documents and business records relating to any of its present customers and past customers within the last three (3) years (the "Records"). Seller may examine and make copies of the Records, provided Seller agrees to and Seller hereby does agree to keep confidential all confidential and proprietary information and trade secrets, if any, in the Records. Nothing in this Section 3.1(f) shall require Seller to retain any of the Records beyond the period for which they must be maintained pursuant to applicable tax laws and regulations.

     3.2 Representations and Warranties of Purchaser. Except as set forth in the Schedule of Purchaser's Exceptions in Exhibit "L" attached hereto, Purchaser represents and warrants to Seller as follows:

          (a) Authorization. Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Utah and has all necessary corporate power and corporate authority to consummate the transactions contemplated herein. This Agreement, and the transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of Purchaser.

          (b) Execution and Enforceability. This Agreement and any other documents required to be executed by Purchaser at the Closing will, when duly executed and delivered by Purchaser constitute valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms.

          (c) Compliance with Other Instruments; Consents. Purchase is not in material violation of any material agreement, instrument, judgment, decree or order applicable to Purchaser, and to Purchaser's best knowledge and belief, of any material statute, rule or governmental regulation applicable to Purchaser. The execution, delivery and performance of this Agreement by Purchaser and the transactions contemplated hereby will not result in any material violation of, be in conflict with or constitute a material default under any such material agreement, instrument, judgment, decree or order or, to the best knowledge and belief of Purchaser, of any such material statute, rule or governmental regulation. No consent of any vendor, lessor, lender or creditor of Purchaser, or any other person, is necessary in order for Purchaser to consummate this Agreement or the transactions contemplated hereby in accordance with all of the provisions herein contained.

                 SECTION 4 -- COVENANTS OF SELLER AND PURCHASER

     4.1 Covenants of Seller. Seller hereby covenants to and agrees with Purchaser that:

          (a) Maintenance of Assets. Prior to the Closing, Seller shall maintain the Assets in customary repair, order and condition, and will maintain insurance thereon in such amounts and of such kinds as is and currently in effect.

          (b) Maintenance of Free and Clear Title. Prior to the Closing, Seller shall not mortgage, pledge or subject to any lien, charge, claim or encumbrance any of the Assets or transfer, convey or lease any of the Assets or any of Seller's rights, titles or interests therein, outside of the ordinary course of business.

          (c) Conduct of the Business. Prior to the Closing, Seller shall conduct the activities of the Business in the ordinary, normal and customary course and manner, keep proper business and accounting records, and, both before and at all times after the Closing, use Seller's best efforts to preserve the Business and its material customers intact and preserve for and make available to Purchaser all of Seller's customers and the goodwill of the Business and the goodwill of the Clients, customers, distributors and others having business material relationships with the Business.

          (d) Representations and Warranties True at Closing. If any representation or warranty of Seller set forth in this Agreement becomes inaccurate in any material respect at or before the Closing, Seller shall immediately inform Purchaser in writing of the particulars in which any such warranty or representation is no longer accurate. Despite such disclosure by Seller, any such material inaccuracy shall constitute a failure of the conditions precedent to the obligations of Purchaser as set forth in Section 6.1 hereof, and Purchaser shall have the right and option either to waive such condition or to terminate this Agreement.

     4.2 Covenants of Purchaser. Purchaser hereby covenants to and agrees with Seller that if any representation or warranty of Purchaser set forth in this Agreement becomes inaccurate in any material respect at or before the Closing, Purchaser shall immediately inform Seller in writing of the particulars in which any such warranty or representation is no longer accurate. Despite such disclosure by Purchaser, any such material inaccuracy shall constitute a failure of the conditions precedent to the obligations of Seller as set forth in Section

6.2 hereof, and Seller shall have the right and option either to waive such condition or to terminate this Agreement.

                         SECTION 5 - SPECIAL PROVISIONS

     5.1 Seller's Employees. All employees of Seller shall be terminated, as of or before the Effective Date. Purchaser shall not be responsible for, and Seller agrees to indemnify, defend and hold harmless Purchaser from and against any and all claims, losses, damages, fees, costs or liabilities that arise or accrue as a direct or indirect result of or in connection with Seller's prior employment of or Seller's termination of the employment of Seller's Employees, including, but not limited to, any claims or wrongful or unlawful termination or discharge that are threatened or brought by Seller's Employees. Nothing contained herein shall be construed as an agreement by Purchaser to provide employment for any of Seller's Employees or, should Purchaser determine to employ any of Seller's Employees after the Effective Date, to continue the employment of any Seller's Employees to the extent Purchaser determines, for any reason, that such employee does not meet Purchaser's standards of performance or productivity or that such employee is no longer needed or desired as an employee of Purchaser.

                  SECTION 6 - CONDITIONS PRECEDENT TO CLOSING

     6.1 Conditions Precedent to the Obligations of Purchaser. The obligation of Purchaser to purchase the Assets and to consummate the transactions contemplated hereby is subject to fulfillment by Seller prior to or at the Closing of all of the conditions set forth in this Section 6.1. Purchaser may waive any or all of said conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Purchaser of any other condition or of its other rights or remedies, at law or in equity.

          (a) Seller's Representations and Warranties True at Closing. All representations and warranties of Seller contained in this Agreement, the Contracts Assignment and Assumption Agreement, Trademarks Assignment Agreement, Copyrights Assignment Agreement, Patent Assignment Agreement, the Intellectual Property Assignment Agreement (see Exhibits "A" through "F", respectively) and any other written document, agreement or statement to be delivered to Purchaser by Seller at or before Closing pursuant to this Agreement, shall be accurate in all material respects on and as of the Effective Date as though such representations and warranties were made at and as of the Closing Date.

          (b) Authorization. All material proceedings required to be taken and all consents required to be obtained in connection with the transactions contemplated by this Agreement, shall have been taken, completed or obtained, as the case may be, and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, who shall have received originals or certified or other copies of all of such documents as Seller may reasonably request.

                (c) No Insolvency Action. No petition in bankruptcy, insolvency proceeding or a petition for reorganization or for the appointment of a receiver or trustee shall have been filed by or against Seller.

        6.2 Conditions Precedent to the Obligations of Seller. All obligations of Seller under this Agreement are subject to fulfillment by Purchaser prior to or at the Closing of all of the conditions set forth in this
Section 6.2. Seller may waive any or all of said conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Seller of any other condition or of Seller's other rights or remedies, at law or in equity.

                (a) Purchaser's Representations and Warranties True at Closing. All representations and warranties of Purchaser contained in this Agreement or in any written statement delivered to Seller by Purchaser pursuant to this Agreement shall be true and correct in all material respects on and as of the Effective Date as though such representation and warranties were made at and as of the Effective Date.

                (b) Performance Agreements. Purchaser shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by Purchaser on or prior to the Effective Date.

                (c) Authorization. All corporate and other proceedings required to be taken by Purchaser and all consents required to be obtained in connection with the transactions contemplated by this Agreement, shall have been taken, completed or obtained, as the case may be, and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller, who shall have received originals or certified or other copies of all of such documents as Seller may reasonably request.

                (d) No Litigation. No action or proceeding shall be pending or threatened to restrain or prevent the carrying out of the transactions contemplated hereby.

                            SECTION 7 - TERMINATION

        7.1 Right to Terminate Agreement. This Agreement may be terminated upon the occurrence of any of the following events:

               (a) by Purchaser, by written notice from Purchaser to Seller, if any of the conditions set forth in Section 6.1 hereof have not been fulfilled by the Closing;

               (b) by Seller, by written notice from Seller to Purchaser, if any of the conditions set forth in Section 6.2 hereof have not been fulfilled by the Closing;

               (c) by Seller or Purchaser, by written notice to the other, if the Closing shall not have been held prior to September 30, 1998, or such later date as the parties shall mutually agree in writing; or

               (d) the parties shall mutually agree in writing to terminate this Agreement.

          7.2 Effect of Termination. Upon termination of this Agreement pursuant to Section 7.1 hereof, all obligations of the Parties pursuant to this Agreement shall terminate and shall be of no further force and effect such that Purchaser shall have no further obligations to Seller and Seller shall have no further obligations to Purchaser, except that Purchaser shall not use and shall keep confidential any and all information, customer lists, customer addresses, supplier addresses, price lists, agreements, trade secrets and/or business plans of Seller relating to the Business.


                              SECTION 8 - GENERAL
                              -------------------


          8.1 Costs. The parties shall each pay their own costs and expenses (including attorneys' fees and accountants' fees) incurred or to be incurred by them in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated hereby.


          8.2 Headings. The section and other headings of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

          8.3 Entire Agreement; Modification. This Agreement (including the recitals A through C hereof and Exhibits "A" through "L" attached hereto and the representations and warranties set forth herein), constitute the entire agreement between the parties pertaining to the subject matter of the transactions contemplated by this Agreement. This Agreement supersedes all written or oral, prior and contemporaneous agreements, representations, warranties and understandings of the parties with respect thereto. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties.

          8.4 Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to this Agreement and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision hereof give any third party any right of subrogation or action over or against any party to this Agreement.

        8.5 Binding Effect; No Assignment. This Agreement shall be binding on and shall inure to the benefit of the parties and their respective legal representatives, successors and assigns. None of the rights or obligations under this Agreement of any party to this Agreement may be conveyed, transferred, assigned or delegated expressly, by operation of law or otherwise, without the prior written consent of the other party to this Agreement.

        8.6 Survival of Representations and Warranties. All representations, warranties, covenants and agreements of the parties contained in this Agreement or in any instrument or other writing provided for in this Agreement shall survive the Closing and the term of this Agreement and shall not be deemed merged into any documents delivered at the Closing.

        8.7 Additional Documents After the Closing. Purchaser shall after the Closing execute and deliver to Seller such other documents as may be reasonably required by Seller to evidence Purchaser's compliance with any covenant and condition herein set forth or to complete the transactions herein contemplated. Without limiting the generality of the foregoing, Purchaser shall comply with all reasonable requests of Seller in connection with the recordation of any assignments or transfers under this Agreement.

        8.8 Arbitration. Any controversy or dispute arising out of or relating to this Agreement or its subject matter which the parties are unable to resolve within ten (10) days after written notice by one party to the other party of the existence of such controversy or dispute, may be submitted to binding arbitration by either party. If so submitted to arbitration, the matter shall be finally settled by binding arbitration conducted in accordance with the current rules and procedures of the American Arbitration Association. Such arbitration shall take place in Orem, Utah. The decision by the arbitrator on any matter submitted to arbitration shall be binding and conclusive upon the parties, their heirs, successors and assigns, as the case may be and they shall comply with such decision in good faith. Each party hereby submits itself to the jurisdiction of the state and federal courts within the State of Utah for the entry of judgment with respect to the decision of the arbitrator hereunder. Judgment upon the award may be entered in any state or federal court within the State of Utah and/or any other court having jurisdiction. At the unilateral option of either party, this Section 8.8 shall not apply to any claim or cause of action arising from any breach of Section 7.2 hereof regarding confidentiality or from any infringement of intellectual property.

     8.9 Notices. All notices, requests, demands and other communications made under, pursuant to or in accordance with this Agreement, except for normal day-to-day business communications which may be made orally or in a writing sent by fax, regular mail or hand delivered without need for a receipt, shall be in writing and shall either be delivered personally or deposited in the United States mails and sent by first-class mail, certified, return receipt requested, postage prepaid and properly addressed as follows:

          If to Purchaser, to:

               Caldera Systems, Inc.
               240 West Center Street
               Orem, Utah 84057


               Attention: Chief Executive Officer

          If to Seller, to:

               Caldera, Inc.
               240 West Center Street
               Orem, Utah 84057

          Attention: Chief Executive Officer

or to such other address or addresses as a party thereto may indicate to the other party in the manner provided for by this Section 8.9. Notices given by mail shall be deemed effective and complete forty-eight (48) hours following the time of posting and mailing thereof in accordance herewith, and notices delivered personally shall be deemed effective and complete at the time of the delivery thereof and the obtaining of a signed receipt therefor.

     8.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement, where the context requires, the singular shall include the plural and the plural shall include the singular, and any gender or the neuter gender shall include both other genders as the case may require.

     8.1 Waiver. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party hereto making such waiver.

     8.12 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Utah applied to contracts made and to be fully performed entirely within such State between residents of such State. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the Utah state courts of Utah County, Utah (or, if there is exclusive federal jurisdiction, the United States District Court of Utah), and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

     8.13 Time is of the Essence. Time is of the essence in this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the day and year first above written.

     Purchaser:                    Caldera Systems, Inc.

                                   By: /s/ RANSOM H. LOVE
                                       ------------------
                                       Ransom H. Love
                                       ------------------

     Seller:                       Caldera, Inc.

                                   By: /s/ BRYAN SPARKS
                                       ------------------
                                       Bryan Sparks
                                       ------------------